UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 15, 2004

                             STAR GAS PARTNERS, L.P.

             (Exact name of registrant as specified in its charter)

          Delaware                     33-98490                 06-1437793

(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

                 2187 Atlantic Street, Stamford, CT                 06902

        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (203) 328-7300
                                                           --------------

                                 Not Applicable
                         ---------------------------
         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

Exhibit 99.1 A copy of the Star Gas Partners, L.P. Press Release dated March 15, 2004

ITEM 9.     REGULATION FD DISCLOSURE

On March 15, 2004, Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), issued a press release announcing it had reached an agreement to sell the stock and business of Total Gas & Electric ("TG&E") in an all-cash transaction to a private party. A copy of the Partnership's press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STAR GAS PARTNERS, L.P.
                                           By: Star Gas LLC (General Partner)


                                           By:    /s/  James Bottiglieri
                                              ----------------------------------
                                           Name: James Bottiglieri
                                           Title:   Vice President
                                           Date:   March 15, 2004